                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 17, 2000


                                 SEMPRA ENERGY
                            _______________________
            (Exact name of registrant as specified in its charter)

       CALIFORNIA                                1-14201                            33-0732627
__________________________________           ________________                       _________________
(State of principal jurisdiction of          (Commission file                      (I.R.S. employer
 incorporation of organization)                  number)                           identification no.)


                                101 Ash Street
                          San Diego, California 92101
                               ________________

         (Address of principal executive offices, including zip code)




                                (619) 696-2034
                                 _____________
             (Registrant's telephone number, including area code)




                                Not Applicable
                                ______________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
-------  ------------

     On February 17, 2000, Sempra Energy executed an underwriting agreement for the issuance and sale of $500,000,000 aggregate principal amount of its 7.95% Notes due 2010 as set forth in the Prospectus and Prospectus Supplement with respect thereto dated February 17, 2000. The transaction is expected to close on or about February 23, 2000. For further information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                             Description
------                             -----------

1.1       Underwriting Agreement dated February 17, 2000

1.2       Pricing Agreement dated February 17, 2000

4.1       Form of Senior Indenture

4.2       Form of Officers' Certificate

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SEMPRA ENERGY



                                       By:   /s/ Charles A. McMonagle
                                          -------------------------------------
                                          Name:  Charles A. McMonagle
                                          Title: Vice President and Treasurer

February 22, 2000